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        MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
 of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                 Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

        HOUSEHOLD AUTOMOTIVE TRUST III
         Class A Notes, Series 1999-1


1.   This Certificate relates to the               July 17, 2000
Distribution Date occurring on

2.  Series 1999-1 Information

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(a)  The amount of Collected Funds with           $31,681,740.05
respect to the Collection Period was equal to

(b)  The amount of Available Funds with           $31,681,740.05
respect to the Collection Period was equal to

(c)  The  Liquidated Receivables for the           $6,202,366.84
Collection Period was equal to

(d)  Net Liquidation Proceeds for the              $2,954,331.31
Collection Period was equal to
        (i) The annualized net default rate           5.8977111%

(e)  The principal balance of Series 1999-1
Receivables at the beginning
        of the Collection Period was equal to    $672,996,133.77

(f)  The principal balance of Series 1999-1
Receivables on the last day
        of the Collection Period was equal to    $648,751,428.66

(g)  The aggregate outstanding  balance of the
Series 1999-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $44,768,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1999-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $11,715,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 1999-1 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of
the
        Collection Period with respect to such     $6,786,000.00
Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the            $1,682,490.33
Distribution Date was equal to

(k)  The Principal Distributable Amount for       $15,880,281.84
the Distribution Date was equal to

(l)  The Principal Amount Available for the       $29,302,240.79
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $440,812,467.62
equal to

(n)  The Aggregate Optimal Note Principal        $424,932,185.77
Balance was equal to

(o)  The Targeted Credit Enhancement Amount      $243,281,785.75
was equal to

(p)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was          37.5000000%
equal to

(q)  The Targeted Reserve Account Balance was     $19,462,542.86
equal to

(r)  The Reserve Account Deposit Amount for                $0.00
the Distribution Date

(s)  The Maximum Reserve Account Deposit           $5,057,535.68
Amount for the Distribution Date

(t)  The Reserve Account Shortfall for the                 $0.00
Distribution Date

(u)  The amount on deposit in the Reserve         $19,462,542.86
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was           3.0000000%
equal to

(w)  The Targeted Overcollateralization Amount   $223,819,242.89
was equal to

(x)   The ending overcollateralization was       $223,819,242.88
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                34.5000000%

(z)  The Weighed Average Coupon (WAC) was            19.4375600%
equal to

(aa)  The Weighed Average Remaining Maturity
(WAM) was equal to                                            47

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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                      $0.00
   2.   Principal Distribution per $1,000                  $0.00
   3.   Interest Distribution per $1,000                   $0.00

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                    5.106000%
   2.   Class A-1 principal balance -                      $0.00
beginning of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period
                                                              28
   5.   Class A-1 interest due                             $0.00
   6.   Class A-1 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning             $0.00
of period
   2.  Class A-1 principal - amount due                    $0.00
   3.  Class A-1 principal - amount paid                   $0.00
   4.  Class A-1 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the          0.000000%
total Notes outstanding on the Distribution
Date
   8.  Class A-1 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                     $90.73
   2.   Principal Distribution per $1,000                 $88.12
   3.   Interest Distribution per $1,000                   $2.61

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                   5.719000%
   2.   Class A-2 principal balance -            $105,752,467.62
beginning of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period
                                                              28
   5.   Class A-2 interest due                       $470,398.73
   6.   Class A-2 interest paid                      $470,398.73
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect           ($0.00)
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning   $105,752,467.62
of period
   2.  Class A-2 principal - amount due           $15,880,281.84
   3.  Class A-2 principal - amount paid          $15,880,281.84
   4.  Class A-2 principal balance - end of       $89,872,185.78
period
   5.  Class A Principal Carryover Shortfall             ($0.00)
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the         21.149771%
total Notes outstanding on the Distribution
Date
   8.  Class A-2 Notes as a percentage of the         13.853100%
Pool Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage        13.853100%
of the Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                      $5.28
   2.   Principal Distribution per $1,000                  $0.00
   3.   Interest Distribution per $1,000                   $5.28

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                   6.330000%
   2.    Class A-3 principal balance -           $156,010,000.00
beginning of period
   3.    Accrual convention                               30/360
   4.   Class A-3 interest due                       $822,952.75
   5.   Class A-3 interest paid                      $822,952.75
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   7.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $156,010,000.00
of period
   2.  Class A-3 principal - amount due                    $0.00
   3.  Class A-3 principal - amount paid                   $0.00
   4.  Class A-3 principal balance - end of      $156,010,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         36.714094%
total Notes outstanding on the Distribution
Date
   8.  Class A-3 Notes as a percentage of the         24.047731%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a              37.900831%
percentage of the Pool Balance on the
Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                      $5.54
   2.   Principal Distribution per $1,000                  $0.00
   3.   Interest Distribution per $1,000                   $5.54

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                   6.650000%
   2.    Class A-4 principal balance -           $179,050,000.00
beginning of period
   3.    Accrual convention                               30/360
   4.   Class A-4 interest due                       $992,235.42
   5.   Class A-4 interest paid                      $992,235.42
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   7.   Class A-4 unpaid interest with respect           ($0.00)
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning   $179,050,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of      $179,050,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4. Notes as a percentage of the        42.136135%
total Notes outstanding on the Distribution
Date
   8.  Class A-4 Notes as a percentage of the         27.599169%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a         65.500000%
percentage of the Pool Balance on the
Distribution Date


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